UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Delta Apparel, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 7, 2019.

DELTA APPAREL, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: December 14, 2018
Date: February 7, 2019 Time: 8:30 AM ET
Location: 2750 Premiere Parkway
Suite 100
Duluth, GA 30097
For Meeting Directions Please Call (864) 232-5200
DELTA APPAREL, INC. 322 S. MAIN ST. GREENVILLE, SC 29601
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

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How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT    ANNUAL REPORT WITH FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrowàXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
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Please Choose One of the Following Voting Methods

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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:

1.	To elect seven directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified:
Nominees:

1)	Anita D. Britt

2)	J. Bradley Campbell

3)	Dr. G. Jay Gogue

4)	Robert W. Humphreys

5)	Robert E. Staton, Sr.

6)	A. Alexander Taylor, II

7)	David G. Whalen

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The Board of Directors recommends you vote FOR the following proposals:

2.	To approve, on an advisory basis, the compensation of our named executive officers (as defined in the proxy statement).

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 28, 2019.

NOTE: To transact such other business as may properly come before the meeting.

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